UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2023

Box, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Jefferson Ave.

Redwood City, California 94063

(Address of Principal Executive Offices, including zip code)

(877) 729-4269

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	BOX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2023, Box, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 15, 2023:

1.	To elect three Class III directors to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2024.

The Class A common stock and Series A Convertible Preferred Stock vote together as a single class unless otherwise provided. Each stockholder of record as of May 1, 2023, the record date for the Annual Meeting (the “Record Date”), was entitled to one vote per share of Class A common stock and one vote per each share of Class A common stock underlying a share of Series A Convertible Preferred Stock on an “as converted” basis.

Present at the Annual Meeting virtually or by proxy were holders of shares of Class A common stock and Series A Convertible Preferred Stock representing an aggregate of 137,752,147 votes, or 84.29% of the voting power of all issued and outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

The voting results for each of these proposals are detailed below.

1.     Election of Directors

Nominee	For	Against	Abstained	Broker Non-Votes
Sue Barsamian	86,097,912	42,748,975	75,745	8,829,515
Jack Lazar	85,646,819	43,193,869	81,944	8,829,515
John Park	86,991,801	41,849,338	81,493	8,829,515

Each director nominee was duly elected as a Class III director to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

2.     Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
126,078,898	2,720,825	122,909	8,829,515

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.     Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
134,954,607	2,735,201	62,339	—

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2024, was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2023	BOX, INC.

	By:	/s/ David Leeb
David Leeb Chief Legal Officer and Corporate Secretary